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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         JANUARY 10, 2005
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                          CROWLEY MARITIME CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                   000-49717                  94-3148464
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(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)              Identification No.)


155 GRAND AVENUE, OAKLAND, CALIFORNIA                                  94612
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code        (510) 251-7500
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          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Ac (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

      (b) On January 7, 2005, Richard L. Swinton, the registrant's Vice President of Tax and Audit, ceased to perform the functions of the registrant's principal financial officer and principal accounting officer. Mr. Swinton will continue to serve as Vice President of Tax and Audit and will report to John Calvin, the registrant's new Senior Vice President and Controller.

      (c) On January 7, 2005, John Calvin, age 45, was promoted to become the registrant's new Senior Vice President and Controller and in such positions will perform the functions of the registrant's principal financial officer and principal accounting officer.

      Since September 1, 2000, Mr. Calvin has served as the registrant's Vice President Controller. Prior to that, Mr. Calvin served as the registrant's Director of Corporate Planning since January 1, 1999.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWLEY MARITIME CORPORATION


                                        By: /s/          William P. Verdon
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                                            Senior Vice President and General
                                            Counsel

Date: January 10, 2005



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